SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

AMENDMENT NO. 1 TO FORM 8-K FILED ON FEBRUARY 26, 2004

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 19, 2004

Open Text Corporation

(Exact name of Registrant as specified in its charter)

Ontario	0-27544	98-0154400
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

185 Columbia Street West, Waterloo, Ontario, Canada N2L5Z5

(Address of principal executive offices)

(519) 888-7111

Registrant’s telephone number, including area code

This Current Report on Form 8-K/A is filed by Open Text Corporation, an Ontario corporation (“Open Text” or the “Company”), as an amendment to that certain Current Report on Form 8-K filed with the Securities and Exchange Commission on February 26, 2004 to include the information required by Item 7.

Item 7: Financial Statements, Pro Forma Financial Information and Exhibits

The following financial statements and exhibits are filed as part of this report, where indicated:

(a)	Financial statements of the business acquired

The following audited financial statements of IXOS Software AG (“IXOS”) are included as Exhibit 99.1 to this Current Report on Form 8-K/A:

Report of the Independent Auditors

Consolidated Statements of Operations for the years ended June 30, 2003, 2002, and 2001

Consolidated Balance Sheets as of June 30, 2003, 2002 and 2001

Consolidated Statements of Shareholders’ Equity for the years ended June 30, 2003, 2002, and 2001

Consolidated Statements of Cash Flows for the years ended June 30, 2003, 2002, and 2001

Notes to the Consolidated Financial Statements

(b)	Pro forma financial information

The following unaudited pro forma financial information of Open Text, IXOS, Gauss AG (“Gauss”), Eloquent Inc. (“Eloquent”), Corechange Inc. (“Corechange”), and Centrinity Inc. (“Centrinity”) is included as Exhibit 99.2 to this Current Report on Form 8-K/A:

Unaudited Pro Forma Condensed Consolidated Balance Sheet as of December 31, 2003

Unaudited Pro Forma Condensed Consolidated Statement of Operations for the twelve-month period ended June 30, 2003

Unaudited Pro Forma Condensed Consolidated Statement of Operations for the six-month period ended December 31, 2003

Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements

(c)	Exhibits

Exhibit No. Description

The Exhibits that are filed with this Current Report on Form 8-K/A are set forth in the Exhibit Index to this Current Report on Form 8-K/A.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPEN TEXT CORPORATION

May 3, 2004	By:	/s/ P. Thomas Jenkins
P. Thomas Jenkins
Chief Executive Officer

3

EXHIBIT INDEX

Exhibit No.	Description
23.1	Independent Auditors’ Consent of Ernst & Young AG Wirtschaftsprüfungsgesellschaft

23.2	Independent Auditors’ Consent of Ernst & Young Revisions - und Treuhandgesellschaft mbH Wirtschaftsprüfungsgesellschaft Steuerberatungsgesellschaft

99.1	The following audited financial statements of IXOS:

Independent Auditors Report of Ernst & Young AG Wirtschaftsprüfungsgesellschaft

Independent Auditors Report of Ernst & Young Revisions - und Treuhandgesellschaft mbH Wirtschaftsprüfungsgesellschaft Steuerberatungsgesellschaft

Independent Auditors Report of Arthur Andersen Wirtschaftsprüfungsgesellschaft Steuerberatungsgesellschaft mbH

Consolidated Statements of Operations for the years ended June 30, 2003, 2002, and 2001

Consolidated Balance Sheets as of June 30, 2003, 2002 and 2001

Consolidated Statements of Shareholders’ Equity for the years ended June 30, 2003, 2002, and 2001

Consolidated Statements of Cash Flows for the years ended June 30, 2003, 2002, and 2001

Notes to the Consolidated Financial Statements

99.2	The following unaudited pro forma financial information as at December 31, 2003, for the twelve-month period ended June 30, 2003 and for the six month-period ended December 31, 2003.

Unaudited Pro Forma Condensed Consolidated Balance Sheet as of December 31, 2003

Unaudited Pro Forma Condensed Consolidated Statement of Operations for the twelve-month period ended June 30, 2003

Unaudited Pro Forma Condensed Consolidated Statement of Operations for the six-month period ended December 31, 2003

Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements

4